UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

HELIX TCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5300 DTC Parkway, Suite 300

Greenwood, CO

(Address of principal executive offices)

(720) 328-5372

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2017, Helix TCS, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, Security Grade Protective Services, LTD. ("Security Grade"), and the following members of Security Grade, each, an individual: Derek Porter, David Beckett, Guy Cerasoli, David Keyes, Ryan Shields, and Mark Mergo (such members, collectively, the “Sellers”).

Pursuant to the Purchase Agreement, upon the closing of the Purchase Agreement (the “Closing”), which took place on June 2, 2017 (the “Closing Date”), the Company purchased from Sellers 100% of the membership interests of Security Grade, comprised of both Class A and Class B Units (collectively the “Units”), in exchange for the following (collectively, the “Purchase Price”):

(i) Cash consideration to be allocated among the Sellers pro rata in accordance with their ownership and the terms of the Purchase Agreement (the “Cash Consideration”), paid pursuant to the following schedule:

(a)	$800,000 due at Closing
(b)	$800,000 due sixty (60) days following the Closing Date; and
(c)	500,372.52 due nine (9) months following the Closing Date;

(ii) options to purchase 207,427 shares of the Company’s common stock at a strike price of $0.001, to be allocated to the Sellers on the Closing  Date (the “Initial Options”); and

(iii) additional options to purchase an additional 207,427 shares of the Company’s common stock, par value $0.001, at a strike price of $0.001, to be allocated to the Sellers sixty one days after closing, subject to no material customer identified in the Purchase Agreement terminating its contractual relationship with the Company and that all contracts with such material customers are in full force and effect without default or cancellation as of the sixtieth (60th) day following the Closing Date (the “Future Options”, and, together with the Initial Options, the “Options”).

All of the Options have a term of 36 months and vest within one year of the Closing Date and are subject to reduction and or forfeiture in the event of termination, cancellation or default of any contract with one or more Material Customers (as defined in the Purchase Agreement) within the first sixty (60) days following the Closing Date, as more fully described in the Purchase Agreement.

The Purchase Agreement contains typical representations, warranties and covenants.

In connection with the Purchase Agreement, Security Grade entered into an Employment Agreement with Mr. Derek Porter, pursuant to which Mr. Porter will serve as Chief Executive Officer of Security Grade (the “Porter Employment Agreement”).  Mr. Porter’s duties will focus on implementing strategic initiatives including but not limited to developing the Company’s intelligence platform.  The term of the Porter Employment Agreement is for one year unless otherwise terminated pursuant to the terms and conditions thereof. Pursuant to the Porter Employment Agreement, Security Grade will pay Mr. Porter (i) $110,000 per annum, (ii) a retention bonus of $200,000 payable nine (9) months from the Closing Date and (iii) cash bonuses based on the Company’s revenues as further described in the Purchase Agreement. Provided Mr. Porter remains employed by the Company 60 days after the Closing Date, the Porter Employment Agreement provides that Mr. Porter will be appointed to the board of directors.

Additionally, in connection with the Purchase Agreement, Security Grade entered into an Employment Agreement with David Beckett, pursuant to which Mr. Beckett will serve as Director of Surveillance Operations for Security Grade (the “Beckett Employment Agreement” together with the Porter Employment Agreement, the “Employment Agreements”).  Mr. Beckett’s duties will focus on (a) ensuring the operation of all electronic security operations for all employer clientele, to include effective installation, servicing and maintenance of electronic systems clientele; (b) managing all personnel and technicians hired for the purpose of security installation, servicing and maintenance, with regards to scheduling, delegation of duties and proper equipment maintenance; (c) ensuring high level of service to customer accounts by ensuring that the employer's electronic security clientele services are provided on a timely basis,; and (d) operating the technology vendor/product suite that Security Grade and Helix TCS will use to service its clients.  The term of the Beckett Employment Agreement is for one years unless otherwise terminated pursuant to the terms and conditions thereunder. Security Grade shall pay Mr. Beckett $100,000 per annum as well as 5% of sales revenue received by either Helix TCS or Security Grade as a result of securities monitoring services directly sold by Mr. Beckett.

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Commencing on the sixty first (61st) day following employment, Mr. Beckett shall be entitled to a position as a Board Observer with Helix TCS. As a Board Observer, Mr. Beckett shall be entitled to attend all meetings of the Board of Directors of Helix TCS and provide input at such meetings, but will not be entitled to vote on any matter presented to the Board of Directors of Helix TCS.

The above descriptions of the Purchase Agreement and the Employment Agreements do not purport to be complete and are qualified in their entirety by the full text of such documents, which are included as exhibits to this Current Report on Form 8-K and is incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, on June 2, 2017, as a result of the Purchase Agreement Security Grade became a wholly-owned subsidiary of the Company.

The information set forth in Item 1.01 is incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information described in Item 1.01 is incorporated by reference into this Item 3.02.

The issuance of the securities pursuant to the Purchase Agreement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Form of Membership Interest Purchase Agreement, dated June 2, 2017
10.2*	Form of Employment Agreement, dated June 2, 2017 by and between the Company and Derek Porter
10.3*	Form of Employment Agreement, dated June 2, 2017 by and between the Company and David Beckett

*filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: June 8, 2017	By:	/s/ Zachary L. Venegas
Name: Zachary L. Venegas
Title: Chief Executive Officer

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